Powering Growth, Delivering Value Investor Meetings l April 10 & 11, 2018 POWERING GROWTH DELIVERING VALUE

Powering Growth, Delivering Value2 FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather seasonality, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballet initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law.

Powering Growth, Delivering Value3 VALUE PROPOSITION We are executing on our financial and operational objectives … Operational Excellence  Top decile safety performance among peers  APS operates the Palo Verde Generating Station  Disciplined cost management Financial Strength  Annual dividend growth target of 6%, subject to declaration at Board of Directors’ discretion  Strong credit ratings and balance sheet  Rate base growth of 6-7% Leverage Economic Growth  Arizona’s long-term growth fundamentals remain largely intact, including population growth, job growth and economic development  By 2032 we expect to add approximately 550,000 new customers1 … while also advocating to ensure Pinnacle West and Arizona have a sustainable energy future Integrating Technology to Modernize the Grid  At the forefront of utilities studying and deploying advanced infrastructure to enable reliable and cost-efficient integration of emerging technologies into the grid and with customers Taking Steps to Address Rate Design  Worked with Arizona Corporation Commission and key stakeholders to modernize rates  Comprehensive rate review agreement approved in August 2017, enabling investment in smarter, cleaner energy infrastructure Pinnacle West combines a solid foundation and a clear strategy to build shareholder value through our core utility business 1 Based on the 2017 Integrated Resource Plan filed April 10, 2017.

Powering Growth, Delivering Value4 SUSTAINABILITY APS’s vision is to create a sustainable energy future for Arizona Pinnacle West and APS have adopted a strategic framework that supports our operating foundation Five critical areas of our sustainability efforts • 50% of our diverse energy mix is carbon-free • Plan to reduce carbon intensity by 23% over the next 15 yrs • More than 1,300 MW of installed solar capacity • Plan to add over 500 MW of energy storage by 2032 • 70% reduction in OSHA recordable injuries over past 10 yrs • Remain top decile for safety performance in the U.S. electric utilities industry • 14% reduction in groundwater use since 2014 • 20B gallons of water recycled each year to cool Palo Verde • Avg. employee tenure of 13 yrs due to strong talent strategy • More than 20% of our employees are veterans Carbon Management Energy Innovation Safety & Security Water Resources People

Powering Growth, Delivering Value5 THE GRID IS EVOLVING – DRIVING NEW INVESTMENTS IN TECHNOLOGY Drivers for Change – Traditional grid built for one-way flow – Technology advancements (storage, home energy management) – Changing customer needs and demands – Proliferation of distributed solar energy, which does not align with peak The Modern Grid – New technologies to enable two-way flow – Proactive vs. reactive operations and maintenance – Modern rate structure – New ways to interact with customer – Mobility for our field personnel – Smarter, more flexible real- time system operations – Support consumer products and services – Addresses cybersecurity APS Laying Foundation for the Future – Solar R&D initiatives • Solar Partner Program • Solar Innovation Study – Smart meters fully deployed – Investing in peaking capacity upgrades (Ocotillo) – Evaluating storage/customer-cited technology • Battery investments • Microgrids – Software upgrades for distribution operations and customer service – Ensuring our people have the relevant skill sets Grid stability, power quality and reliability remain the core of a sustainable electrical system. APS is at the forefront of utilities designing and planning for the next generation electric grid. New technology advances and changing customer needs are transforming the way we use the grid.

GRID INVESTMENTS

Modernizing the distribution grid with advanced technology investments – resulting in improved reliability for customers and more efficient operations

Grid Operations & Investment

$1.6 Billion from 2018-2020

Integrated Volt/VAR Control (IVVC)



Controls regulators and capacity banks to manage power quality such as power factor and voltage.

Advanced Distribution Management System



Integrated operational platform. Increases efficiency and life of distribution system; improves safety and communication; increases ability to manage overall reliability; and enables Distributed Energy Resources (DER).

Smart Meters



Substation Health Monitoring



New technologies such as APS's Transformer Oil Analysis & Notification (TOAN) system leverage advances in communications and sensing to remotely monitor heath of transformers, enabling proactive maintenance actions to prevent critical failures.

Strategic Fiber



Supervisory Controlled Switches



Automated switches that can be controlled from Distribution Operations Center (DOC). Allows operations to manage load without sending field personnel to manually operate the switch.

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CAPITAL CORPORATION

Powering Growth, Delivering Value7 STORAGE PROJECTS Energy storage is an important part of our Integrated Resource Plan Punkin Center Battery Storage Project • 2 MW / 8 MWH lithium ion battery • Anticipated in service April 2018 • Defers the rebuild of around 20 miles of 21 kV distribution line for approximately 5-10 years • Acts as generating capacity to the system • Helps regulate the voltage on the feeder APS, First Solar Battery Storage Project • 50 MW battery energy storage; 65 MW solar • 15-year power purchase agreement • Anticipated in service in 2021 • APS will be able to store power and deliver energy during peak hours (3-8pm)

Powering Growth, Delivering Value8 RENEWABLE RESOURCES APS is a leader in solar Aragonne Mesa Wind 90 MW Snowflake Biomass 14 MW Glendale Landfill Biogas 3 MW Salton Sea Geothermal 10 MW • Solar* 1,264 MW • Wind 289 MW • Biomass 14 MW • Geothermal 10 MW • Biogas 6 MW Owned solar includes 170 MW AZ Sun Program, 4 MW of other APS owned utility scale solar and 40 MW Red Rock Solar Plant; Distributed Generation (DG) includes 25 MW of APS owned; PPA is primarily 250 MW Solana Concentrated Solar Facility. PPA 310 MW DG 740 MW Owned 214 MW APS Solar Portfolio* Yuma Foothills Solar 35 MW * As of 12/31/17 as reported in the 2017 Form 10-K – with additional 72 MW under development APS currently has 1,583 MW of renewable resources:

Powering Growth, Delivering Value9 School Bus Electrification – Pilot program to electrify school buses that can charge in the middle of the day Managed EV Charging Program – Fleet, workplace and multifamily charging infrastructure – Utility controlled providing additional demand response Reverse Demand Response Pilot – Customers take advantage of negative pricing events Energy Storage Initiative Expansion – Focus on C&I energy storage and control DEMAND SIDE MANAGEMENT (DSM) 2018 DSM Plan shifts the focus to align with APS’s changing resource needs 2018 DSM Plan introduces new high value pilot programs to utilize the mid-day overproduction of energy

Powering Growth, Delivering Value10 Other Eligible Participants Secondary Customer Target Primary Customer Target Limited-Income Residential Customers and Multi-Family Dwellings Moderate-Income Residential Customers Commercial Customers Serving Limited & Moderate-Income Customers Title 1 Schools Non-Profits Rural Government APS Solar Partner Program (Installations Complete) – Installed 10 MW of APS-owned residential PV systems with advanced controllable inverters that can vary power output – 4 MWh of grid-tied battery storage on 2 of the participating feeders APS Solar Communities (Construction to begin Q2 2018) – Deploy utility owned photovoltaic solar generation connected directly to the distribution system – All solar assets will use advanced inverters – Program spend of $10-$15 million in direct capital costs each year for the three-year program period – Program costs recovered annually through the Renewable Energy Surcharge APS SOLAR Providing more renewable energy and technology to all customers

Powering Growth, Delivering Value11 Peak** 8,405 MW 9,835 MW 11,410 MW Resource Reductions (Retirements, Expirations) 2017-2022 -487 MW Ocotillo steam unit retirements and Navajo contract expiration -509 MW PPA expirations 2017-2027 -872 MW Ocotillo steam unit retirements, Navajo contract expiration and Cholla coal retirement -1,120 MW PPA expirations 2017-2032 -872 MW Ocotillo steam unit retirements, Navajo contract expiration and Cholla coal retirement -1,133 MW PPA expirations Resource Additions 2017-2022 2,704 MW Natural gas generating units, short-term market purchases, DSM, microgrids, rooftop solar and storage 2017-2027 5,206 MW Natural gas generating units, short-term market purchases, DSM, microgrids, rooftop solar and storage 2017-2032 6,923 MW Natural gas generating units, short-term market purchases, DSM, microgrids, rooftop solar, storage and wind Peak Load Growth 2022 3.4% 2017-2022 20% 2027 3.1% 2017-2027 40% 2032 3.0% 2017-2032 62% RESOURCE PLANNING* **Normal weather peak, includes planning reserves 2022 Nuclear Coal Natural Gas DSM Utility-Scale Renewable Energy Rooftop Solar Short-Term Market Purchases Storage * Data shown is based on the 2017 Integrated Resource Plan filed April 10, 2017. 2027 2032Reference Year 2017** Peak** 7,023 MW

Powering Growth, Delivering Value12 INTEGRATED RESOURCE PLAN The ACC can acknowledge the filing of an IRP, but they do not approve IRP’s 15-Year Plan • An Integrated Resource Plan (IRP) provides a 15-year forward look at a utility’s resource needs and its plan to meet those needs in a reliable and affordable fashion IRP Cycle Acknowledgement Decision Impact • Occurs every 2-3 years • Utility-and Commission- led stakeholder workshops during development of the IRP • Preliminary IRP filed about 1 year prior to the Final IRP • Year after Final IRP filing, Commission Staff issues a Recommended Order regarding IRP Acknowledgement • Commission votes on IRP Acknowledgement • ACC does not approve or reject IRPs; it acknowledges or declines to acknowledge the filing • Acknowledgement of an IRP does not guaranty recovery of investments nor does non- acknowledgement imply non-recovery of investments • A non- acknowledged IRP does not require a revised filing and there is no requirement that a utility modify its resource plan Looking Ahead • The next IRP filing is scheduled for April 2020 • Stakeholder process for the 2020 IRP cycle starts as early as August 2018

Powering Growth, Delivering Value APPENDIX

SENIOR MANAGEMENT TEAM

Our management team has more than 100 combined years of creating shareholder value in the energy industry

Don Brandt
Chairman of the Board, President and
Chief Executive Officer, Pinnacle West & APS



- Joined Pinnacle West in 2002
- Elected to Pinnacle West Board and named Chairman, CEO in 2009
- Recognized industry leader with 30+ years in the nuclear and energy industries
- Vice Chairman of the Institute of Nuclear Power Operations and Chairman of the Nuclear Energy Institute

Jim Hatfield
Executive Vice President and
Chief Financial Officer, Pinnacle West & APS



- Joined as SVP and CFO in 2008 from OGE Energy Corp.
- Responsible for corporate functions including finance, investor relations, and risk management
- 37+ years of financial experience in the utility and energy business

We maintain a robust pipeline of talent to serve our complex operations and facilitate effective succession planning in a highly competitive talent environment

Bob Bement succeeded Randy Edington as Chief Nuclear Officer in October 2016

Mark Schiavoni
Executive Vice President and
Chief Operating Officer, APS



- Joined APS in 2009 from Exelon Corp.
- Appointed COO in 2014
- Oversees operations for non-nuclear activities
- Significant leadership experience in the energy industry
- Retiring from APS effective August 20, 2018

Jeff Guldner
Executive Vice President, Public Policy &
General Counsel, Pinnacle West & APS



- Joined APS in 2004 from Snell & Wilmer
- Appointed EVP and GC, April 2017
- Responsible for overseeing regulatory and government affairs and legal activities
- Significant experience in public utility and energy law and regulation

Bob Bement
Executive Vice President and
Chief Nuclear Officer, APS



- Joined APS in 2007 from Arkansas Nuclear One
- Promoted from SVP of Site Operations to EVP and Chief Nuclear Officer in 2016
- Responsible for all nuclear-related activities associated with Palo Verde
- Seasoned nuclear industry expert serving on several industry committees

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Powering Growth, Delivering Value15 $218 $282 $241 $198 $235 $120 $9 $193 $91 $22 $46 $3 $16 $24 $17 $174 $148 $215 $180 $419 $444 $541 $617 $99 $80 $101 $153 2017 2018 2019 2020 APS CAPITAL EXPENDITURES Capital expenditures are funded primarily through internally generated cash flow ($ Millions) $1,341 $1,181 Other Distribution Transmission Renewable Generation Environmental(1) Traditional Generation Projected $1,153 New Gas Generation(2) • The chart does not include capital expenditures related to 4CA’s 7% interest in the Four Corners Power Plant Units 4 and 5 of $29 million in 2017, $15 million in 2018, $7 million in 2019 and $6 million in 2020. • 2018 – 2020 as disclosed in 2017 Form 10-K. (1) Includes Selective Catalytic Reduction controls at Four Corners with in-service dates of Q4 2017 (Unit 5) and Q1 2018 (Unit 4) (2) Ocotillo Modernization Project: 2 units scheduled for completion in Q4 2018, 3 units scheduled for completion in Q1 2019 $1,211

Powering Growth, Delivering Value16 OPERATIONS & MAINTENANCE Goal is to keep O&M per kWh flat, adjusted for planned outages 751 753 734 756 770 785 - 795 37 52 38 72 63 75 - 85$788 $805 $772 $828 $833 $860 - $880 2013 2014 2015 2016 2017 2018E* PNW Consolidated ex RES/DSM** Planned Fleet Outages * 2018 excludes impacts related to the adoption of the new accounting standard regarding the presentation of pension and postretirement benefit costs. See Notes 2 and 7 in the 2017 Form 10-K for additional information. ** Excludes RES/DSM of $137 million in 2013, $103 million in 2014, $96 million in 2015, $83 million in 2016, $91 million in 2017 and $85 million in 2018E. ($ Millions)

Powering Growth, Delivering Value17 TAX REFORM Tax Cuts and Jobs Act provides benefits to both our customers and shareholders Regulatory Steps − Received ACC approval of $119M annual rate reduction reflecting lower corporate tax rate through the Tax Expense Adjustor Mechanism (TEAM) − Second filing under the TEAM expected later in 2018 to return excess deferred income taxes to customers − FERC guidance on the rate reduction for transmission customers expected in 2018 Key Impacts Recap of Excess Deferred Taxes ($ millions) As of December 31, 2017 Total Regulated Excess Deferred Taxes $1,140 Depreciation Related Excess Deferred Taxes (to be returned over the life of property) $1,020 - $1,040 Non-Depreciation Related Excess Deferred Taxes $100 - $120 2017 Tax Reform Impacts ($ millions) Income Tax Expense Regulatory Liability Revaluation of Regulated Deferred Taxes (includes gross up) $1,520 Revaluation of Non-Regulated Deferred Taxes $9 Total PNW Impacts $9 $1,520 Rate Base Growth − Higher incremental rate base of $150 million per year in 2018 and 2019 Continued Interest Deductibility − Majority of Pinnacle West debt likely allocable to regulated operations and excluded from any limitation Cash Taxes − Minimal cash tax payments through 2018 due to existing $85M in tax credit carryforwards

Powering Growth, Delivering Value18 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 U.S. Phoenix ECONOMIC INDICATORS Arizona and Metro Phoenix remain attractive places to live and do business E Year over Year Employment Growth1 Above-average job growth in tourism, health care, manufacturing, financial services, and construction Maricopa County ranked #1 in U.S. for population growth in 2016 - U.S. Census Bureau March 2017 Scottsdale ranked best place in the U.S. to find a new job in 2017; 4 other valley cities ranked in Top 20 - WalletHub January 2017 2017 housing construction at highest level since 2007 Vacancy rates in office and retail space have fallen to pre-recessionary levels 0 10,000 20,000 30,000 40,000 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 Single Family Multifamily Projected Single Family & Multifamily Housing Permits Maricopa County Arizona population surpassed 7 million in 2017 1 Employment data is based on CPS as of December 2017 Arizona #1 state in the country in 2017 for in-bound moves - North American Moving Services January 2018

Powering Growth, Delivering Value19 RATE BASE APS’s revenues come from a regulated retail rate base and meaningful transmission business $6.8 $9.1 $1.4 $1.8 2016 2017 2018 2019 2020 APS Rate Base Growth Year-End ACC FERC Total Approved Rate Base Projected ACC FERC Rate Effective Date 8/19/2017 6/1/2017 Test Year Ended 12/31/20151 12/31/2016 Rate Base $6.8B $1.4B Equity Layer 55.8% 55% Allowed ROE 10.0% 10.75% 1 Adjusted to include post test-year plant in service through 12/31/2016 83% 17% Generation & Distribution Transmission Rate base $ in billions, rounded Rate Base Guidance: 6-7% Average Annual Growth Rate

Powering Growth, Delivering Value20 Credit Ratings (1) • A- or equivalent ratings or better at S&P, Moody’s and Fitch 2017 Major Financing Activities • $250 million re-opening in March of APS’s outstanding 4.35% senior unsecured notes due November 2045 • $300 million 10-year 2.95% APS senior unsecured notes issued in September • $300 million 3-year 2.25% PNW senior unsecured notes issued in November 2018 Major Financing Activities • Currently expect up to $600 million of long-term debt issuance at APS (1) We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. BALANCE SHEET STRENGTH $82 $600 $250 $300 $- $100 $200 $300 $400 $500 $600 2018 2019 2020 APS PNW ($Millions) Long-Term Debt Maturity Schedule

FOUR CORNERS SCR RATE RIDER

APS will file for a rate increase in April 2018

Key Components of APS's Anticipated Request

Financial	Cost of Capital	Bill Impact
• Consistent with prior disclosed estimates	• 7.85% Return on Rate Base[2] – Weighted Average Cost of Capital (WACC)	• Rate rider applied as a percentage of base rates for all applicable customers
• $390 million[1] direct costs vs. $400 million[2] contemplated in APS's recent rate case	• 5.13% Return on Deferral[2] – Embedded Cost of Debt	• ~$65 million revenue requirement
• $40 million[1] in indirect costs (overhead, AFUDC)	• 5% Depreciation Rate – 20 year useful life (2038-depreciation study)	• ~2% bill impact
	• 5 Year Deferral Amortization	

[1] Estimate as of December 31, 2017
[2] Based on 2017 Rate Review Order

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Powering Growth, Delivering Value22 OCOTILLO MODERNIZATION PROJECT AND FOUR CORNERS SCRs Ocotillo Modernization Project Four Corners SCRs In-Service Dates Units 6, 7 – Fall 2018 Units 3, 4 and 5 – Spring 2019 Unit 5 – Late 2017 Unit 4 – Spring 2018 Total Cost (APS) $500 million $400 million Estimated Cost Deferral $45 million (through 2019) $30 million (through 2018) Accounting Deferral − Cost deferral from date of commercial operation to the effective date of rates in next rate case − Includes depreciation, O&M, property taxes, and capital carrying charge1 − Cost deferral from time of installation to incorporation of the SCR costs in rates using a step increase beginning in 2019 − Includes depreciation, O&M, property taxes, and capital carrying charge1 • Included in the 2017 Rate Review Order*, APS has been granted Accounting Deferral Orders for two large generation-related capital investments – Ocotillo Modernization Project: Retiring two aging, steam-based, natural gas units, and replacing with 5 new, fast-ramping, combustion turbine units – Four Corners Power Plant: Installing Selective Catalytic Reduction (SCR) equipment to comply with Federal environmental standards 1 APS will calculate the capital carrying charge using the 5.13% embedded cost of debt established in the 2017 Rate Review Order. *The ACC’s decision is subject to appeals.

Powering Growth, Delivering Value23 Term to January 2019 Other State Officials ARIZONA CORPORATION COMMISSION * Term limited - elected to four-year terms (limited to two consecutive) **Governor Doug Ducey appointed Justin Olson to fill the remainder of former Commissioner Doug Little’s term. ACC Executive Director – Ted Vogt RUCO Director – David Tenney Terms to January 2021 Justin Olson (R)** Bob Burns (R)* Andy Tobin (R) Tom Forese (R) Chairman Boyd Dunn (R)

2018 KEY DATES

ACC Key Dates / Docket #	Q1	Q2	Q3	Q4
Key Recurring Regulatory Filings				
Lost Fixed Cost Recovery **E-01345A-11-0224**	File Feb 15	Implement May 1		
Transmission Cost Adjustor **E-01345A-11-0224**		File May 15 Implement Jun 1		
2019 DSM/EE Implementation Plan **TBD**		Jun 1: File 2019 Plan 2018 DSM Decision Expected Q2		
2019 RES Implementation Plan **TBD**		2018 RES Decision Expected Q2	Jul 1: File 2019 Plan	
APS Rate Review/ Four Corners SCR Step Increase **E-01345A-16-0036**	Feb: Customer Transition Begins	May 1: File Year Two RCP Export Rate Apr: File Four Corners SCR Request	Sep 1: Year Two RCP Export Rate Implemented	
Resource Planning and Procurement **E-00000V-15-0094**	ACC declined to acknowledge Arizona utility's IRPs		Workshops begin for APS 2020 IRP	
Review and Modification of Current Net Metering Rules **RE-00000A-17-0260**		Staff Draft Rules Expected Q2		
Modification of the Federal Tax Reform Rate Adjustment **AU-00000A-17-0379**	Implemented March 1			
Clean Resources Energy Standard and Tariff **E-00000Q-16-0289**	Staff Notice of Inquiry opened February 22	Responses to NOI due April 23		

Other Key Dates	Q1	Q2	Q3	Q4
Arizona State Legislature	In session Jan 8 – End of Q2			
Elections			Aug 28: Primary	Nov 6: General

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Powering Growth, Delivering Value25 484 680 832 715 1157 1158 1349 1141 1002 1189 1077 1168 1153 759 1267 1001 1291 1413 1364 2033 1602 1442 1283 14341462 1577 1841 1969 2493 3811 2207 3576 326 551 645 627 957 1055 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2015 Applications 2016 Applications 2017 Applications 2018 Applications * Monthly data equals applications received minus cancelled applications. As of February 28, 2018, approximately 76,000 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling approximately 597 MWdc of installed capacity. Excludes APS Solar Partner Program residential PV systems. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site, but are not included in the chart above. RESIDENTIAL PV APPLICATIONS* 10 18 22 44 51 57 74 133 150 33 2009 2012 2014 2016 2018 Residential DG (MWdc) Annual Additions YTD

Powering Growth, Delivering Value26 - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 1 3 5 7 9 11 13 15 17 19 21 23 Over- Generation Generation Minimum Output - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 1 3 5 7 9 11 13 15 17 19 21 23 Generation Minimum Output Over- Generation THE “DUCK CURVE” Distributed generation is changing the load shape of the grid Excess renewables create over-generation challenges … Hour Hour … and potentially for nuclear generation in the future Current Spring Day Spring Day 2022 Nuclear Output Nuclear Output

APS TRANSMISSION

Strategic transmission investment is essential to maintain reliability and deliver diversified resources to customers


NAVAJO
FOUR CORNERS
Flagstaff
CHOLLA
CORONADO
MORGAN
SUN VALLEY
2018
DELANEY
WEST WING
PINNACLE PEAK
MAZATZAL
2018
LIBERTY
Phoenix
RUDD
OCOTILLO
2018
KYRENE
PALO VERDE-HASSAYAMPA
REDHAWK
JOJOBA
SUNDANCE
TBD
DESERT BASIN
PINAL CENTRAL
N.GILA
YUCCA
SAGUARO
Tucson
Legend
Planned lines
Existing lines
Solar potential area
Wind potential area

- 10-Year Transmission Plan filed January 2018 (115 kV and above)
  - 52 miles of new lines
  - 13 bulk transformer additions
- Also includes:
  - Sun Valley-Morgan 500kV (2018)
  - North Gila-Orchard 230kV (2021)
  - Cholla Synchronous Condenser (2019)
- Transmission investment diversifies regulatory risk
  - Constructive regulatory treatment
  - FERC formula rates and retail adjustor

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GENERATION PORTFOLIO*

	Plant	Location	No. of Units	Dispatch	COD	Ownership Interest[1]	Net Capacity (MW)
NUCLEAR 1,146 MW	Palo Verde	Wintersburg, AZ	3	Base	1986-1989	29.1%	1,146
COAL 1,672 MW	Cholla	Joseph City, AZ	2	Base	1962-1980	100	387
	Four Corners	Farmington, NM	2	Base	1969-1970	63	970
	Navajo	Page, AZ	3	Base	1974-1976	14	315
GAS - COMBINED CYCLE 1,871 MW	Redhawk	Arlington, AZ	2	Intermediate	2002	100	984
	West Phoenix	Phoenix, AZ	5	Intermediate	1976-2003	100	887
GAS - STEAM TURBINE 220 MW	Ocotillo	Tempe, AZ	2	Peaking	1960	100	220
GAS / OIL COMBUSTION TURBINE 1,088 MW	Sundance	Casa Grande, AZ	10	Peaking	2002	100	420
	Yucca	Yuma, AZ	6	Peaking	1971-2008	100	243
	Saguaro	Red Rock, AZ	3	Peaking	1972-2002	100	189
	West Phoenix	Phoenix, AZ	2	Peaking	1972-1973	100	110
	Ocotillo	Tempe, AZ	2	Peaking	1972-1973	100	110
	Fairview	Douglas, AZ	1	Peaking	1972	100	16
SOLAR 239 MW	Hyder & Hyder II	Hyder, AZ	-	As Available	2011-2013	100	30
	Paloma	Gila Bend, AZ	-	As Available	2011	100	17
	Cotton Center	Gila Bend, AZ	-	As Available	2011	100	17
	Chino Valley	Chino Valley, AZ	-	As Available	2012	100	19
	Foothills	Yuma, AZ	-	As Available	2013	100	35
	Distributed Energy	Multiple AZ Facilities	-	As Available	Various	100	25
	Gila Bend	Gila Bend, AZ	-	As Available	2015	100	32
	Luke Air Force Base	Glendale, AZ	-	As Available	2015	100	10
	Desert Star	Buckeye, AZ	-	As Available	2015	100	10
	Red Rock	Red Rock, AZ	-	As Available	2016	100	40
	Various	Multiple AZ Facilities	-	As Available	1996-2006	100	4
	Total Generation Capacity						**6,236 MW**

* As disclosed in 2017 Form 10-K. [1] Includes leased generation plants

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PURCHASED POWER CONTRACTS*

	Contract	Location	Owner/Developer	Status[1]	PPA Signed	COD	Term (Years)	Net Capacity (MW)
SOLAR 310 MW	Solana	Gila Bend, AZ	Abengoa	IO	Feb-2008	2013	30	250
	RE Ajo	Ajo, AZ	Duke Energy Gen Svcs	IO	Jan-2010	2011	25	5
	Sun E AZ 1	Prescott, AZ	SunEdison	IO	Feb-2010	2011	30	10
	Saddle Mountain	Tonopah, AZ	SunEdison	IO	Jan - 2011	2012	30	15
	Badger	Tonopah, AZ	PSEG	IO	Jan-2012	2013	30	15
	Gillespie	Maricopa County, AZ	Recurrent Energy	IO	Jan-2012	2013	30	15
WIND 289 MW	Aragonne Mesa	Santa Rosa, NM	Ingifen Asset Mgmt	IO	Dec-2005	2006	20	90
	High Lonesome	Mountainair, NM	Foresight / EME	IO	Feb-2008	2009	30	100
	Perrin Ranch Wind	Williams, AZ	NextEra Energy	IO	Jul-2010	2012	25	99
GEOTHERMAL 10 MW	Salton Sea	Imperial County, CA	Cal Energy	IO	Jan-2006	2006	23	10
BIOMASS 14 MW	Snowflake	Snowflake, AZ	Novo Power	IO	Sep-2005	2008	15	14
BIOGAS 6 MW	Glendale Landfill	Glendale, AZ	Glendale Energy LLC	IO	Jul-2008	2010	20	3
	NW Regional Landfill	Surprise, AZ	Waste Management	IO	Dec-2010	2012	20	3
INTER-UTILITY 540 MW	PacifiCorp Seasonal Power Exchange	-	PacifiCorp	IO	Sep-1990	1991	30	480
	Not Disclosed	Not Disclosed	Not Disclosed	IO	May-2009	2010	10	60
CONVENTIONAL TOLLING 1,695 MW	CC Tolling	Not Disclosed	Not Disclosed	IO	Aug-2007	2010	10	560
	CC Tolling	Arlington, AZ	Arlington Valley	IO	Dec-2016	2020	6	565
	CC Tolling	Not Disclosed	Not Disclosed	IO	Dec - 2017	2020	7	570
DEMAND RESPONSE 25 MW	Demand Response	Not Disclosed	Not Disclosed	IO	Sep-2008	2010	15	25
SOLAR PLUS BATTERY STORAGE 65 MW	Solar Plus Battery Storage	Arlington, AZ	First Solar	UD	Feb – 2018	2021	15	65
	Total Contracted Capacity							**2,954 MW**

* As disclosed in 2017 Form 10-K.

[1] UD = Under Development; UC = Under Construction; IO = In Operation

29 Powering Growth, Delivering Value

PINNACLE WEST CAPITAL CORPORATION

Powering Growth, Delivering Value30 INVESTOR RELATIONS CONTACTS Stefanie Layton Director, Investor Relations (602) 250-4541 stefanie.layton@pinnaclewest.com Chalese Haraldsen (602) 250-5643 chalese.haraldsen@pinnaclewest.com Michelle Clemente (602) 250-3752 michelle.clemente@pinnaclewest.com Pinnacle West Capital Corporation P.O. Box 53999, Mail Station 9998 Phoenix, Arizona 85072-3999 Visit us online at: www.pinnaclewest.com